Supplement dated August 13, 2025 to the Summary Prospectus, Prospectus and Statement of Additional

Information each dated June 1, 2025, as may be revised or supplemented from time to time.

AEW Global Focused Real Estate Fund

(the “Fund”)

Effective immediately, An Chen, Peter Ho and Robert Oosterkamp of AEW Capital Management, L.P. will no longer serve as portfolio managers of the Fund. Accordingly, all references and corresponding disclosure related to Ms. Chen and Messrs. Ho and Oosterkamp are hereby deleted. Gina Szymanski will remain as Portfolio Manager of the Fund.